UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

(312) 630-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) – (b) The annual meeting of the stockholders of Northern Trust Corporation (the “Corporation”) was held on April 19, 2011 for the purposes of (i) electing 13 directors to hold office until the next annual meeting of stockholders, (ii) holding an advisory vote on executive compensation, (iii) holding an advisory vote on whether the Corporation should hold an advisory vote on executive compensation every one, two, or three years and (iv) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2011 fiscal year.

All of management’s nominees for director as named in the proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	WITHHELD	BROKER NON-VOTES
Election of Directors
Linda Walker Bynoe	189,393,403	10,989,271	13,447,796
Nicholas D. Chabraja	194,113,966	6,268,708	13,447,796
Susan Crown	192,368,180	8,014,494	13,447,796
Dipak C. Jain	194,005,895	6,376,779	13,447,796
Robert W. Lane	198,279,638	2,103,036	13,447,796
Robert C. McCormack	192,298,523	8,084,151	13,447,796
Edward J. Mooney	194,226,156	6,156,518	13,447,796
John W. Rowe	194,660,409	5,722,265	13,447,796
Martin P. Slark	194,788,490	5,594,184	13,447,796
David H.B. Smith, Jr.	197,949,418	2,433,256	13,447,796
Enrique J. Sosa	194,265,893	6,116,781	13,447,796
Charles A. Tribbett III	198,252,357	2,130,317	13,447,796
Frederick H. Waddell	193,290,545	7,092,129	13,447,796

The Corporation’s executive compensation was approved, on advisory basis, by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Advisory vote on executive compensation	132,332,754	65,414,347	2,634,947	13,448,422

The Corporation’s stockholders have indicated their preference that an advisory vote on executive compensation be held annually by the votes set forth in the table below.

	1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTE
Advisory vote on frequency of advisory vote on executive compensation	174,666,826	1,176,460	21,916,777	2,622,611	13,447,796

The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2011 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Ratification of independent registered accounting firm	211,187,428	2,258,372	384,670	N/A

(d) On April 19, 2011, following the Corporation’s annual meeting of stockholders, the Corporation’s board of directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: April 21, 2011	By:	/s/ Rose A. Ellis
Rose A. Ellis Corporate Secretary